Strategic Overview
Neal Keating

Charlie’s legacy lives on at Kaman Corporation
where our more than 5,000 employees are
inspired by his ingenuity, integrity and humanity.
Charles Kaman - Spirit of Innovation
“Today’s products and services
are sophisticated, complex and
involved far beyond the most
visionary expectations I ever had
as our first product, the K-125
helicopter, first flew in January
1947. But what we built then and
what we do now both represent
the very highest degrees of
excellence, innovation, quality
and technical sophistication of
their times. I firmly believe that
our accomplishments will
continue indefinitely.”

- Charles Kaman

Kaman Milestones
Entry into fuzing business via acquisition
Recapitalization eliminated dual class structure
Unmanned K-MAX® deployed to Afghanistan
First turbine helicopter
KAron® machineable liner introduced
$1 Billion
$2 Billion
RWG Germany acquired
Divestiture of Music segment

What is Kaman?
Solving Our Customers’ Critical Problems with Technically
Differentiated Products & Services
Leading Provider of Highly Engineered Aerospace &
Industrial Products Serving a Broad Range of End Markets

✓ Outstanding portfolio
 of intellectual property
 across Aerospace
✓ Distribution aligned
 with best-in-class,
 vendors
✓ ERP investments will
 yield improved
 efficiencies & financial
 performance
Strategically
Positioned
Kaman Investment Highlights
Improving
Financials
Reliable Business
Strategies
✓ Focused on driving
 strong top-line
 growth
✓ Deliver earnings
 growth through
 scale and operating
 efficiencies
✓ Generate strong
 cash flow to grow
 the business
✓ Disciplined acquisition
 growth to achieve scale
 and margin enhancements
✓ Continuing focus on
 innovation to maintain
 differentiation
✓ Relentless effort to drive
 operational excellence and
 lean

Distribution
Kaman Corporation Overview
Distribution
Aerospace
$1.7B Revenues
Aerospace
Based on 2013 Actual Results

Aerospace Overview
v	AEROSYSTEMS	SPECIALTY BEARINGS & ENGINEERED PRODUCTS	FUZING & PRECISION PRODUCTS

	• Engineering design and testing • Tooling design & manufacture • Advanced machining and composite aerostructure manufacturing • Complex assembly • Helicopter MRO and support	• Self-lube airframe bearings • Traditional airframe bearings • Flexible drive systems	• Bomb and missile safe and arm fuzing devices • Precision measuring systems • Memory products
	• Global commercial and defense OEM’s • Super Tier I’s to subcontract manufacturers • Aircraft operators and MRO • Specialized aerospace distributors		• U.S. and allied militaries • Weapon system OEMs

• “One Kaman” combines design and build capabilities to provide customers with a global integrated solution
• Bearing product lines strong commercial customer base expected to provide growth from new program wins and higher build rates
• Exclusivity and significant backlog provide a stable revenue base
Business
Dynamic
Customer
Product

Distribution Overview
PRODUCT PLATFORM	BEARINGS & MECHANICAL POWER TRANSMISSION (BPT)	FLUID POWER	AUTOMATION, CONTROL & ENERGY (ACE)
% of 2013 Sales	61%	14%	25%
Market Size	$13 Billion	$7 Billion	$15 Billion
Acquisitions since 2008	• Industrial Supply Corp • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings Inc. • Ohio Gear and Transmission	• INRUMEC • Catching • Northwest Hose & Fittings • Western Fluid Components • B. W. Rogers	• Zeller • Minarik • Target Electronic Supply • B. W. Rogers
Major Suppliers

Market Opportunities
Secular trends helping to drive significant long-term growth opportunities in both Aerospace and Distribution segments
 AEROSPACE
 • OEM/Tier 1 outsourcing and supplier
 consolidation
 • Higher bearing content on new platforms
 • Increasing commercial build rates driving
 bearing and aerostructure sales
 • New programs provide offset to lower
 defense spending
 DISTRIBUTION
 • Supplier consolidation favors larger national
 service providers
 • Increased need for value added services
 • Large fragmented market provides
 consolidation opportunities
 • Factory automation trends driving fluid
 power and high speed automation solutions

Strategic Themes
• Optimize Business Portfolio to Drive Shareholder Value
• Expand Scale & Market Leading Positions Through Acquisitions
 & Organic Growth Initiatives
• Continue Technical and Service Differentiation Strategy in both Segments
• Drive Operational Excellence and Lean Through the Organization
• Target 3%-6% Organic Revenue Growth through 2019 ; 3%-10% Revenue
 Growth with Acquisitions

Aerospace Strategic Positioning
ACTIONS TAKEN
• Significant investments in
 product R&D, new facilities
 and ERP systems
• Creation of integrated
 Aerosystems unit
• Secured key positions on
 commercial and defense
 platforms
• Unmanned K-MAX
 deployment to Afghanistan
STRATEGIC GOALS
• Improve balance between
 commercial and defense
• Leverage broad capability set
 to expand market positions
• Execute strategic acquisitions
• Generate 3%-6% organic
 growth
• Deliver high-teens operating
 margins

Distribution Strategic Positioning
ACTIONS TAKEN
STRATEGIC GOALS
• Built out three product platform
 organization
 ❑ Expands served market
 ❑ Targets higher margin and
 higher growth markets
 ❑ Enables increased scale to
 drive operating leverage
• Parker alignment provides
 unique market position
• ERP rollout will drive significant
 operational efficiencies
• Accelerate growth in higher
 margin product platforms
• Increase scale to drive operating
 efficiencies
• Leverage differentiated product
 offerings to increase market share
• Execute strategic acquisitions
• Generate 3%-6% organic growth
• Deliver 7+% operating margins

Shareholder Value Drivers
Leadership
Organic
Growth
Operational
Excellence
Acquisition
Execution

Leadership
• Experienced Senior Management Team
• High performance culture
• Organization Development
– Program management
– Supply chain management
– Annual Kaman Leadership
 Development Program (KLDP)
– Technical sales and engineering

Organic Growth Drivers
Aerospace
Distribution
• “One Kaman Approach”
• New product development efforts
 at Specialty Bearings and
 Precision Products
• Continued commercial aerospace
 cycle growth
• JPF Navy Opportunity
• Expanded geographic footprint
• Supplier consolidation
• Factory automation trends
• Differentiated product and
 services
• Product platform cross-selling
• National account opportunities
• Sales force expansion

Operational Excellence
KEY INITIATIVES
•  Significant ERP investments
   at both Segments
•  New state-of-the-art facilities in
   the UK and Germany
•  Low Cost Country operations
   provide margin expansion
   opportunities
•  Increasing use of automation
   and robotics are favorably
   impacting quality, throughput and
   labor costs

Acquisition Strategy Framework

Historical Adjusted EBITDA*
PERIOD CAGR = 8%

Historical Total Shareholder Return Since 2005 Recap
Source: Bloomberg 11/4/2005 - 6/30/2014
KAMAN RETURN = 138%
RUSSELL 2000 = 103%

✓ Proven strategies have delivered strong shareholder value over time
✓ Aerospace
 - Leveraging unique set of proprietary products and capabilities
 - Strong platform positions across commercial & defense markets
 - Robust pipeline of future opportunities
✓ Distribution
 - Three product platform strategy expands growth opportunities
 - Increased scale provides improved operating leverage
 - ERP implementation benefits
✓ Successfully execute future acquisitions - maintain discipline
✓ Leverage experienced management and workforce across the
 company
Positioned for Future Growth